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                                                                EXHIBIT 10.3




                                3RD AMENDMENT TO
                         THE EXCLUSIVE LICENSE AGREEMENT


                                     BETWEEN


                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                       AND


                             COLLATERAL THERAPEUTICS


                               UC CASE NO. 94-161
                            AGREEMENT NO. 97-04-0203

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            3RD AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT FOR GENE

                      THERAPY FOR CONGESTIVE HEART FAILURE

This third amendment (Third Amendment) is effective this 11th day of March 1999 between The Regents of the University of California ("The Regents"), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607- 5200 and Collateral Therapeutics ("Licensee"), a Delaware corporation, having a principal place of business at 11622 El Camino Real, San Diego California 92130.

                                    RECITALS

Licensee and The Regents entered into a license agreement entitled "Exclusive License Agreement for Angiogenesis Gene Therapy," effective on September 27, 1995 (U.C. Agreement Control Number 96-04-0203). The above described license agreement (the "Agreement") was amended by mutual agreement of the parties on September 19, 1996 and again on June 30, 1997;

Licensee has requested that some provisions of Article 5 (Due Diligence) be amended and extended so that Licensee can remain in compliance with the Agreement and achieve product approval under feasible diligence provisions. The Regents has agreed to this Third Amendment so that the products licensed under the Agreement may be developed for the benefit of the general public.

The Regents and the Licensee agree as follows:

Subparagraph 5.3.2 of Article 5 (Diligence) is removed in its entirety from the Agreement and replaced with the following:

         5.3.2 Submit a Phase III (large scale) clinical trial protocol to the U.S. Food and Drug Administration on or before December 31, 1999; and

This Third Amendment does not, expressly or by implication, affects an other provision of the Agreement in any way.

         5.3.1 apply for an investigational new drug application on or before March 31, 2001;

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         The Regents and Licensee have executed this Third Amendment, in duplicate originals, by their respective and duly authorized officers on the day and year written below.


COLLATERAL THERAPUETICS                THE REGENTS OF THE UNIVERSITY
                                               OF CALIFORNIA

By /s/ Jack W. Reich, PH.D.            By /s/ Candace L. Voelker
   --------------------------             ---------------------------
         (Signature)                              (Signature)


Name   Jack W. Reich                   Name   Candace L. Voelker

Title  President and CEO               Title  Associate Director
                                              Office of Technology Transfer

Date   April 8, 1999                   Date   April 23, 1999
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